ADAMS
DIVERSIFIED EQUITY
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2020
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Letter to Shareholders

Dear Fellow Shareholders,
The stock market’s recovery continued in the third quarter as the S&P 500 rose 8.9%. Our Fund increased 8.5%. Driven by fiscal stimulus, signs of economic recovery, and progress toward a vaccine for COVID-19, the S&P 500 was up more than 50% from its March lows. The speed and strength of the recovery were surprising, with the S&P 500 posting its strongest two-quarter performance since 2009 and its best 100-day rally since 1933. For the first nine months of the year our Fund increased 6.4%, exceeding its benchmark, the S&P, which increased 5.6%.
“Investments in Consumer Staples, Consumer Discretionary, and Utilities were the strongest relative contributors to our Fund.”

Although the stock market erased all of its losses suffered at the onset of the pandemic, the economy has not recovered as quickly. Unemployment remained elevated at 7.9%, well above the 3.5% level before the pandemic, with 11 million fewer jobs and the potential for additional layoffs. GDP fell at a staggering annual rate of 31.4% in the second quarter and corporate profits collapsed at the steepest rate in a decade. However, signs of recovery in manufacturing, a strong housing market, and hopes for a second stimulus package drove stocks higher. The Federal Reserve supported the market by signaling a shift in how it views interest rates, planning to keep short-term rates near zero for three years or longer.
For the quarter, investments in Consumer Staples, Consumer Discretionary, and Utilities were the strongest relative contributors to our Fund. Technology and Health Care detracted the most from our relative performance.
Our investments in Consumer Staples were the largest positive contributors to our relative return. At the beginning of the quarter, we increased our exposure to Procter & Gamble (P&G), a multinational household and beauty products company. We see P&G, with its focus on cleaning and hygiene products, as well positioned for the current environment. Our investment in Church & Dwight, whose largest consumer brand is Arm & Hammer, also benefited from COVID-19-related demand for personal and household cleaning products. Costco Wholesale continued to have a positive impact on our returns, increasing 17.3% for the quarter, driven by strong comparable store sales trends and solid execution.
Consumer Discretionary was the best performing sector in the S&P 500, increasing 15.1%. Our holdings in the sector rose 15.8%. Target was a standout

Letter to Shareholders (continued)

for the Fund, returning 31.9% during the quarter. The retailer continued to generate strong returns both through its stores and online. We added Dick’s Sporting Goods, a leading sporting goods retailer, to our portfolio in July. Dick’s has invested heavily in its digital capabilities and we felt the company was well positioned to capitalize on the stay-at-home trends, which are driving activewear sales as well as demand for home fitness equipment. The stock performed well, increasing 30.2% after we purchased it.
Although our investments in Technology increased 10.2%, we lagged the 12.0% benchmark return in the third quarter due primarily to stock selection in the semiconductor industry group. Semiconductors were the best performing industry group within Technology, increasing 13.8%. Our investments in capital equipment manufacturers, Lam Research and Applied Materials, suffered from short-term concerns about increased trade friction with China.
For the nine months ended September 30, 2020, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 6.4%. This compares to a 5.6% total return for the S&P 500 and a 4.0% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was 3.8%.
For the twelve months ended September 30, 2020, the Fund’s total return on NAV was 15.2%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were 15.2% and 13.0%, respectively. The Fund’s total return on market price was 11.8%.
During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $16.3 million, or $.15 per share, consisting of  $.01 net investment income and $.03 long-term capital gain, realized in 2019, and $.11 of net investment income realized in 2020, all taxable in 2020. These constitute the first three payments toward our annual 6.0% minimum distribution rate commitment. Additionally, the Fund repurchased 135,192 shares of its Common Stock during the past nine months. The shares were repurchased at an average price of $11.64 and a weighted average discount to NAV of 15.1%.
During the quarter we opted into the Maryland Control Share Acquisition Act (MCSAA), and put in place an enhanced discount management and liquidity program for the Fund. The MCSAA provides valuable protection to long-term shareholders from the actions of short-term opportunists and the discount management and liquidity program provides protection for our shareholders from outsized discounts in the stock.
As we enter the final quarter of what is proving to be an unpredictable year, we expect more market volatility. An uneven U.S. economic recovery, combined with

Letter to Shareholders (continued)

the uncertainty of the presidential race, only adds to the potential volatility. We also face increased risks from a resurgence of COVID-19 and the lack of a second fiscal stimulus, further weakening the economic recovery. During this period of heightened uncertainty, we will stay focused on what we can control, our disciplined investment process. We thank you for trusting us with your investments.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
October 15, 2020

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2020	2019
At September 30:
Net asset value per share	$18.89	$17.92
Market price per share	$16.21	$15.84
Shares outstanding	108,731,167	105,412,589
Total net assets	$2,053,552,203	$1,888,506,024
Average net assets	$1,902,522,225	$1,801,744,772
Unrealized appreciation on investments	$749,052,183	$652,972,664

For the nine months ended September 30:
Net investment income	$15,787,148	$14,685,904
Net realized gain (loss)	$75,211,904	$56,731,649
Cost of shares repurchased	$1,573,374	$11,910,306
Shares repurchased	135,192	793,488
Total return (based on market price)	3.8%	26.8%
Total return (based on net asset value)	6.4%	21.6%

Key ratios:
Expenses to average net assets*	0.62%	0.66%
Net investment income to average net assets*	1.11%	1.10%
Portfolio turnover*	65.9%	55.5%
Net cash & short-term investments to net assets	0.3%	0.6%

*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2020
(unaudited)
	Market Value	Percent of Net Assets
Microsoft Corporation	$142,162,047	6.9%
Apple Inc.	130,297,831	6.3
Amazon.com, Inc.	106,741,947	5.2
Alphabet Inc. Class A	58,770,560	2.9
Facebook, Inc. Class A	51,541,920	2.5
UnitedHealth Group Incorporated	42,993,083	2.1
Visa Inc. Class A	42,333,649	2.1
Thermo Fisher Scientific Inc.	41,414,576	2.0
Home Depot, Inc.	32,797,551	1.6
Mastercard Incorporated Class A	32,599,588	1.6
	$681,652,752	33.2%

Schedule of Investments

September 30, 2020
(unaudited)
	Shares	Value (a)
Common Stocks — 99.7%
Communication Services — 10.3%
Activision Blizzard, Inc.	139,700	$11,308,715
Alphabet Inc. Class A (b)	40,100	58,770,560
AT&T Inc.	457,382	13,039,961
Charter Communications, Inc. Class A (b)	23,400	14,609,556
Comcast Corporation Class A	668,200	30,910,932
Facebook, Inc. Class A (b)	196,800	51,541,920
Netflix, Inc. (b)	18,900	9,450,567
ViacomCBS Inc. Class B	196,400	5,501,164
Walt Disney Company	132,700	16,465,416
		211,598,791
Consumer Discretionary — 12.0%
Amazon.com, Inc. (b)	33,900	106,741,947
Chipotle Mexican Grill, Inc. (b)	11,500	14,302,665
Dick’s Sporting Goods, Inc.	132,800	7,686,464
General Motors Company	196,300	5,808,517
Hilton Worldwide Holdings, Inc.	114,400	9,760,608
Home Depot, Inc.	118,100	32,797,551
Las Vegas Sands Corp.	180,700	8,431,462
Lowe’s Companies, Inc.	123,900	20,550,054
Magna International Inc.	129,400	5,920,050
NVR, Inc. (b)	1,800	7,349,616
Target Corporation	169,700	26,714,174
		246,063,108
Consumer Staples — 7.1%
Coca-Cola Company	600,400	29,641,748
Costco Wholesale Corporation	63,600	22,578,000
Mondelez International, Inc. Class A	348,100	19,998,345
PepsiCo, Inc.	118,700	16,451,820
Philip Morris International Inc.	263,500	19,759,865
Procter & Gamble Company	115,350	16,032,496
Walmart Inc.	151,100	21,140,401
		145,602,675
Energy — 2.2%
Adams Natural Resources Fund, Inc. (c)	2,186,774	21,386,650
Chevron Corporation	140,200	10,094,400
ConocoPhillips	210,300	6,906,252
Exxon Mobil Corporation	86,700	2,976,411
Valero Energy Corporation	69,000	2,989,080
		44,352,793

Schedule of Investments (continued)

September 30, 2020
(unaudited)
	Shares	Value (a)
Financials — 9.8%
Aon plc	84,800	$17,494,240
Bank of America Corp.	1,282,300	30,890,607
Berkshire Hathaway Inc. Class B (b)	82,400	17,546,256
Capital One Financial Corporation	185,900	13,358,774
Intercontinental Exchange, Inc.	206,600	20,670,330
JPMorgan Chase & Co.	283,800	27,321,426
MetLife, Inc.	501,300	18,633,321
Morgan Stanley	358,500	17,333,475
S&P Global, Inc.	63,200	22,789,920
T. Rowe Price Group	120,900	15,501,798
		201,540,147
Health Care — 14.1%
Abbott Laboratories	256,400	27,904,012
AbbVie, Inc.	281,100	24,621,549
Alexion Pharmaceuticals, Inc. (b)	91,200	10,436,016
AmerisourceBergen Corporation	155,600	15,080,752
Bristol-Myers Squibb Company	395,000	23,814,550
Centene Corporation (b)	231,500	13,503,395
CVS Health Corporation	159,200	9,297,280
Edwards Lifesciences Corporation (b)	186,300	14,870,466
Eli Lilly and Company	132,000	19,538,640
Johnson & Johnson	158,300	23,567,704
Merck & Co., Inc.	106,800	8,859,060
Thermo Fisher Scientific Inc.	93,800	41,414,576
UnitedHealth Group Incorporated	137,900	42,993,083
Vertex Pharmaceuticals Incorporated (b)	52,100	14,177,452
		290,078,535
Industrials — 8.2%
Caterpillar Inc.	94,100	14,035,015
Cintas Corporation	23,800	7,921,354
Honeywell International Inc.	149,800	24,658,578
Industrial Select Sector SPDR Fund	192,100	14,787,858
Kansas City Southern	76,700	13,869,661
L3Harris Technologies Inc.	88,800	15,081,792
Lincoln Electric Holdings, Inc.	111,800	10,290,072
Parker-Hannifin Corporation	73,500	14,871,990
Raytheon Technologies Corporation	299,300	17,221,722
Union Pacific Corporation	142,400	28,034,288
United Rentals, Inc. (b)	43,800	7,643,100
		168,415,430

Schedule of Investments (continued)

September 30, 2020
(unaudited)
	Shares	Value (a)
Information Technology — 28.0%
Accenture plc Class A	39,500	$8,926,605
Adobe Inc. (b)	66,300	32,515,509
Amphenol Corporation Class A	39,300	4,255,011
Apple Inc.	1,125,100	130,297,831
Applied Materials, Inc.	184,700	10,980,415
CDW Corp.	66,900	7,996,557
Cisco Systems, Inc.	292,800	11,533,392
Fidelity National Information Services, Inc.	123,700	18,209,877
Intel Corporation	203,200	10,521,696
Lam Research Corporation	44,600	14,796,050
Mastercard Incorporated Class A	96,400	32,599,588
Microsoft Corporation	675,900	142,162,047
NVIDIA Corporation	35,900	19,429,798
Oracle Corporation	122,200	7,295,340
PayPal Holdings Inc. (b)	42,200	8,314,666
QUALCOMM Incorporated	164,200	19,323,056
salesforce.com, inc. (b)	41,000	10,304,120
Skyworks Solutions, Inc.	82,500	12,003,750
Technology Select Sector SPDR Fund	161,300	18,823,710
VeriSign, Inc. (b)	58,400	11,963,240
Visa Inc. Class A	211,700	42,333,649
		574,585,907
Materials — 1.9%
Linde plc	87,000	20,717,310
LyondellBasell Industries N.V.	71,800	5,061,182
Sherwin-Williams Company	20,200	14,074,148
		39,852,640
Real Estate — 2.8%
American Tower Corporation	69,400	16,776,062
CBRE Group, Inc. Class A (b)	141,300	6,636,861
Equinix, Inc.	13,900	10,565,807
Prologis, Inc.	168,100	16,914,222
Simon Property Group, Inc.	93,800	6,066,984
		56,959,936
Utilities — 3.3%
Alliant Energy Corporation	241,400	12,468,310
CMS Energy Corporation	215,200	13,215,432
NextEra Energy, Inc.	81,300	22,565,628
Utilities Select Sector SPDR Fund	105,400	6,258,652
WEC Energy Group Inc.	146,400	14,186,160
		68,694,182

Schedule of Investments (continued)

September 30, 2020
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $1,300,470,437)		$2,047,744,144
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)
(Cost $150,000)		466,000
Short-Term Investments — 0.3%
Money Market Funds — 0.3%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.16% (e)	5,709,795	5,710,366
Northern Institutional Treasury Portfolio, 0.04% (e)	574,101	574,101
Total Short-Term Investments
(Cost $6,282,699)		6,284,467
Total — 100.0%
(Cost $1,306,903,136)		2,054,494,611
Other Assets Less Liabilities — 0.0%		(942,408)
Net Assets — 100.0%		$2,053,552,203

Schedule of Investments (continued)

September 30, 2020
(unaudited)
Total Return Swap Agreements — 0.1%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Procter & Gamble Company (160,300 shares)	7/26/2021	$18,870,468	$3,504,399	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Consumer Staples Select Sector SPDR Fund (323,200 shares)	7/26/2021	(18,812,923)	—	(2,043,691)

Gross unrealized gain (loss) on open total return swap agreements					$3,504,399	$(2,043,691)
Net unrealized gain on open total return swap agreements (f)					$1,460,708

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley. At September 30, 2020, $1,500,000 in cash collateral was held by the Fund.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac (3), (4)	Roger W. Gale (2), (3)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (2), (4)	Lauriann C. Kloppenburg (1), (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com